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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               September 12, 1997


       Aames Capital Corporation on behalf of Aames Mortgage Trust 1997-C
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             (Exact Name of Registrant as Specified in its Charter)



           California                       333-21219                      95-4438859
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(State of Incorporation)                  (Commission                 (I.R.S. Employer
                                          File Number)                Identification No.)



                      350 South Grand Avenue, 52nd Floor, Los Angeles, California        90071
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                      (Address of Principal Executive Offices)                         (Zip Code)
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      Registrant's telephone number, including area code:  (213) 640-5000

                                   No Change
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         (Former Name or Former Address, if Changed Since Last Report)



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         Item 5. Other Events.(1)

         Attached as Exhibits 99.1 and 99.2 to this Current Report are certain materials ("Marketing Materials") furnished to the Registrant by Prudential
Securities Incorporated, as representative of the several underwriters
(collectively, the "Underwriters"), in respect of Aames Mortgage Trust 1997-C
Mortgage Pass-Through Certificates, Series 1997-C, Class A-1F, Class A-2F,
Class A-3F, Class A-4F, Class A-5F, Class A-6F, Class A-IO, Class M-1F, Class
M-2F, Class B-1F, Class A-1A, Class M-1A, Class M-2A and Class B-1A (the
"Certificates").  The Certificates will be offered pursuant to a Prospectus
Supplement, to be dated September 15, 1997, and a Prospectus, to be dated
September 15, 1997 (the Prospectus Supplement and the Prospectus are collectively referred to herein as the "Prospectus"), to be filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (Commission File No. 333-21219)
(the "Registration Statement").

         The Marketing Materials were prepared solely by the Underwriters, and the Registrant did not prepare or participate (other than providing to the Underwriters the background information concerning the underlying pool of assets upon which the Marketing Materials are based) in the preparation of the Marketing Materials.

         Any statements or information contained in these Marketing Materials shall be deemed to be modified or superseded for the purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

         Item 7.  Financial Statements; Pro Forma Financial Information and
Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     Exhibits:

                 99.1             Structural and Collateral Term Sheets
                                  of the Underwriters
                 99.2             Computational Materials of the Underwriters






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     (1) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Prospectus.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AAMES CAPITAL CORPORATION


                                        By: /s/ Mark E. Elbaum
                                            ------------------------------------
                                              Mark E. Elbaum
                                              Senior Vice President - Finance


Date:  September 11, 1997
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                                 Exhibit Index

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
Exhibit
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
99.1             Structural and Collateral Term Sheets of the Underwriters
99.2             Computational Materials of the Underwriters*
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*  Filed under cover of Form SE pursuant to SEC Release 33-7427.